                               PLEDGE AGREEMENT
                               ----------------

     This Pledge Agreement (the "Agreement") is made on July 5, 2000, by and between Salomeh Khaledi and Khashayar Khaledi (jointly and severally, the "Pledgor"), whose address is c/o K.V. Mart Co., 1245 E. Watson Center Road, Carson, California 90745-4207, Attention: President, Unified Western Grocers, Inc., a California corporation ("Unified" or "Pledgee"), whose address is 5200 Sheila Street, Commerce, California 90040, Attention: Secretary, and Grocers Capital Company as bailee of the Pledged Collateral ("GCC" or "Bailee"), whose address is 5200 Sheila Street, Commerce, California 90040, Attention: Secretary.

     1.   Recital.  This Agreement is made with respect to the following facts
          -------
and circumstances:

               (a) Unified is entering into a Term Loan Agreement dated the date hereof (the "Loan Agreement") with 1999 Lawndale Associates LLC (the "Company"), and Pledgor has agreed to pledge all shares of K.V. Mart Co. owned by Pledgor as collateral for the Company's obligations pursuant to the Loan Agreement and a related $3,000,000 Promissory Note (the "Note").

               (b) Unified would not enter into the Loan Agreement unless the Pledgor agreed to enter into this Agreement, and the Pledgor, as a material inducement and consideration to Unified to enter into the Loan Agreement, is willing to execute and deliver this Agreement and agree to and be bound by its terms.

               (c) GCC, a wholly-owned subsidiary of Unified, has agreed to act as bailee of the Pledged Collateral on behalf of Unified pursuant to UCC
     (S) 9305, and currently holds the Pledged Collateral as pledgee pursuant to a Pledge Agreement dated March 26, 1999, between Pledgor, certain other pledgors and GCC (the "Prior Pledge").

     2.   Definitions.  In addition to capitalized terms elsewhere defined in
          -----------
this Agreement, the following terms shall have the following meanings:

          2.1  "Obligations" means all of the indebtedness, obligations and
                -----------
liabilities of the Company to Unified, whether direct or indirect, joint or several, absolute or contingent, liquidated or disputed, due or to become due, now existing or hereafter arising under the Loan Agreement and/or The Note.

          2.2  "Pledged Collateral" means Pledgor's Securities, together with
                ------------------
all proceeds thereof, including any securities and monies received and at the time held by Pledgee or Bailee hereunder.

          2.3  "Securities" means all stock and other securities of  K.V. Mart
                ----------
Co., a California corporation, now owned or hereafter acquired by Pledgor, including, without limitation, the Securities listed on Exhibit A attached hereto.

     3.   Pledge of Securities.
          --------------------

          3.1  Pledge.  To secure the Obligations, Pledgor hereby (a) grants to
               ------
Pledgee a first priority security interest in the Pledged Collateral; (b) pledges, and acknowledges the prior deposit of the Pledged Collateral for security with GCC, as bailee for purposes of perfection, the Securities owned by Pledgor on the date hereof; and (c) pledges, assigns, transfers, hypothecates, mortgages and sets over to Pledgee all of Pledgor's right, title and interest in and to the Pledged Collateral, (and in and to the certificates or instruments evidencing any Pledged Collateral), to be held by Pledgee or Bailee upon the terms and conditions set forth in this Agreement.

          3.2  Subsequently Acquired Securities.  If Pledgor shall acquire (by
               --------------------------------
purchase, stock dividend or otherwise) any additional Securities, at any time or from time to time after the date hereof, Pledgor will forthwith pledge and deposit such Securities as security with Pledgee and deliver to Pledgee or Bailee certificates therefor accompanied by stock powers duly executed in blank by Pledgor or such other instruments of transfer as are acceptable to Pledgee, and will concurrently deliver to Pledgee a certificate executed by Pledgor describing such Securities and certifying that the same have been duly pledged with Pledgee or Bailee hereunder.

          3.3  Suretyship Relationship.  This Agreement constitutes a security
               -----------------------
agreement and is given in part as security for obligations of persons (hereinafter collectively called "Obligors") other than the undersigned. Each of the undersigned hereby expressly waives diligence, demand, presentment, protest, and notice of every kind and nature whatsoever, and consents that the Pledgee and any Obligor may deal with each other in connection with said obligations, or otherwise, in any manner whatsoever, including without limitation, the following: (a) renew, extend, modify, release or discharge and Obligations of any person at any time directly or contingently liable for the payment of any of said Obligations; (b) accept partial payments of said Obligations; (c) accept new or additional documents, instruments or agreements relating to or in substitution of said Obligations; (d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of said Obligations and the security therefore in any manner; (e) consent to the transfer of security, take and hold additional security or guaranties for said Obligations and amend, exchange, release or waive any security or guaranty; or
(f) bid and purchase at any sale of paper or security and apply any security and direct the order and manner of sale all without in any way altering the liability of the undersigned hereunder, or affecting the security of this Security Agreement. If any default should be made in the payment of any Obligation secured hereby, or in the terms and conditions of any security held therefore, Pledgee is hereby expressly given the right, at its option, to proceed in the enforcement of this Agreement independently of any other remedy or security said Pledgee may at any time hold in connection with the Obligations secured hereby, and it shall not be necessary for the Pledgee to proceed upon or against, and/or exhaust any other security or remedy before proceeding to enforce this Agreement.

     4.   Representations and Warranties.  Pledgor represents and warrants that
          ------------------------------
on the date hereof:

          4.1  Securities.  The Securities consist of the number and type of
               ----------
Securities listed on Exhibit A attached hereto, Pledgor is the holder of record and beneficial owner of such Securities, and such Securities are validly issued and fully paid and nonassessable.

          4.2  Title.  Pledgor is, or will be, as the case may be, the legal,
               -----
record and beneficial owner of, and has good and marketable title to, the Securities, pledged by it hereunder, subject to no security interest, lien, adverse claim or other encumbrance (except the security interest created by this Agreement).

          4.3  Authority.  Pledgor has full power, authority and legal right to
               ---------
pledge all Pledged Collateral pursuant to this Agreement and this Agreement creates a valid, perfected security interest enforceable against the Pledged Collateral, in which Pledgor now has rights, and will create a valid, perfected security interest enforceable against the Pledged Collateral in which Pledgor later acquires rights when Pledgor acquires those rights, subject only to the rights of GCC pursuant to the Prior Pledge.

          4.4  Consents.  No consent, filing, recording or registration is
               --------
required in connection with Pledgor's execution and delivery of this Agreement and pledge of the Pledged Collateral, nor is any such required to perfect the security interest in the Pledged Collateral granted under this Agreement.

          4.5  No Violations.  Neither the execution and delivery of this
               -------------
Agreement, nor the taking of any action in compliance with it, will violate or breach any law, regulation, rule, order or judicial action binding on Pledgor or any agreement or instrument to which Pledgor is a party, or result in the creation of any lien, security interest, adverse claim or other encumbrance, against the Pledged Collateral except that created by this Agreement and the Prior Pledge.

          4.6  No Defaults.  No Default (as defined in Section 9 of this
               -----------
Agreement) has occurred or is continuing.

          4.7  Representations and Warranties.  Each of the representations and
               ------------------------------
warranties of Pledgors contained in the Purchase Agreement are true and correct.

     5.   Appointment of Agents; Endorsements.  Pledgee shall have the right to
          -----------------------------------
appoint one or more agents for the purpose of retaining physical possession of the Securities, which may be held (in Pledgee's discretion) in the name of Pledgor, endorsed or assigned in blank or in favor of Pledgee or any nominee or nominees of Pledgee or an agent appointed by Pledgee, or in the name of Unified as pledgee.

     6.   Voting Rights, Dividends and Distributions.
          ------------------------------------------

          6.1  Voting and Dividends.  Unless and until a Default (as defined in
               --------------------
Section 9 of this Agreement) shall have occurred and be continuing: (a) Pledgor shall be entitled to vote any and all Securities and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast nor any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or which would cause a violation of any of the covenants and agreements of the Company or the Pledgor contained in the Loan Agreement or this Agreement; and, (b) all cash dividends payable in respect of the Pledged Collateral shall be paid to Pledgor, provided that all cash dividends payable in respect of the Pledged Collateral which are determined by Pledgee, in its discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid to Pledgee and retained by it as part of the Pledged Collateral.

          6.2  Distributions.  Whether or not a Default (as defined in Section 9
               -------------
of this Agreement) shall have occurred or be continuing, Pledgee shall be entitled to receive directly, and to retain as part of the Pledged Collateral,
(a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of any Securities; (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of any Securities by way of stock split, spinoff, split-up, reclassification, combination of shares or similar rearrangement; and,
(c) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Pledged Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

     7.   Covenants.  Pledgor covenants and agrees that: (a) Pledgor will defend
          ---------
Pledgee's right, title and security interest in and to the Pledged Collateral against the claims and demands of all persons and entities; (b) Pledgor will pay all expenses, including attorneys' fees, incurred by Pledgee in the perfection, preservation, realization, enforcement and exercise of its rights under this Agreement; (c) Pledgor will indemnify, defend and hold Pledgee harmless from and against any and all claims, losses, liabilities, actions, costs and expenses (including reasonable attorneys' fees and costs) suffered or incurred by Pledgee arising out of or resulting from its interest in the Pledged Collateral; (d) Pledgor will not sell or otherwise transfer or dispose of, grant any option or right with respect to, or create, incur, assume or suffer to exist any lien, security interest, claim or other encumbrance in or against the Pledged Collateral or any portion of it (except the security interest created by this Agreement); (e) Pledgor will give Pledgee notice of any litigation or adverse claim concerning or involving the Pledged Collateral or any part of it; (f) Pledgor will notify Pledgee promptly in writing of any Default (as defined in Section 9 of this Agreement) or any event or occurrence that might have an adverse effect on the Pledged Collateral or any part of it; (g) Pledgor will execute and deliver to Pledgee all financing statements and other documents and instruments that Pledgee requests, in order to maintain a valid, first priority perfected security interest in the Pledged Collateral and every part of it; and, (h) Pledgor will promptly furnish to Pledgee such reports and other information relating to the Pledged Collateral and any part of it as Pledgee may from time to time request.

     8.   Pledgee's Duties.  Pledgee and GCC, as its bailee, each has no duty or
          ----------------
liability for the Pledged Collateral except to exercise reasonable care while it is in Pledgee's or GCC's possession and except as otherwise expressly set forth in this Agreement. It is understood and agreed that the obligations of Pledgee and GCC as holder of the Pledged Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. Without limiting the foregoing:

          8.1  Preservation of Rights.  Pledgee and GCC each shall not be
               ----------------------
required to take any steps necessary to preserve any rights in any Pledged Collateral against prior parties or to protect, perfect, preserve or maintain any security interest given to secure any Pledged Collateral.

          8.2  Reasonable Care.  Pledgee and GCC each shall be deemed to have
               ---------------
exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if it deals with the Pledged Collateral in such manner as Pledgee or GCC deals with similar property for its own account.

          8.3  Accountability.  Pledgee and GCC each shall be accountable only
               --------------
for any amounts it actually receives, and it shall not be liable to Pledgor for any act or failure to act.

     9.   Default.  The occurrence of any one or more of the following shall
          -------
constitute a Default under this Agreement: (a) a breach or default by the Company under the Loan Agreement or the Note; (b) Pledgor fails or refuses to perform or discharge any covenant or obligation under this Agreement, or any present or further rider, amendment or supplement to this Agreement, or any other agreement between Pledgor and Pledgee or GCC evidencing the Obligations or securing them; (c) any representation or warranty made by or on behalf of Pledgor in or with respect to this Agreement or made by or on behalf of Pledgor in or with respect to the Purchase Agreement is false; (d) there is a seizure or attachment of, or a levy on, the Pledged Collateral or any part of it; (e) Pledgor does or fails to do anything that allows obligations to become due before their stated maturity, or becomes insolvent or unable to meet its debts as they mature; or (f) Pledgor files, or acquiesces in or consents to the filing of, any proceedings under the Federal Bankruptcy Code or any other law providing for the relief of debtors, or is the subject of any involuntary proceedings under the Federal Bankruptcy Code or any other law providing for the relief of debtors and such involuntary proceedings are not dismissed within thirty (30) days of their commencement.

     10.  Remedies.  At any time when a Default has occurred and is continuing:
          --------

          10.1 Remedies.  In addition to any other rights or remedies which
               --------
Pledgee may have under this Agreement or at law or equity, Pledgee may:

               (a) Exercise any and all rights and remedies which Pledgee may have under or with respect to the Loan Agreement, the Note and this Agreement, all to the extent and in such order as Pledgee may determine in its sole discretion.

               (b) Exercise any and all rights and remedies available to a secured party after default, including, without limitation, the rights and remedies of secured parties under the California Uniform Commercial Code.

               (c) Perform any of the Pledgor's obligations under this Agreement for the Pledgor's account, and any money expended or obligations incurred in doing so, including reasonable attorneys' fees and costs and interest at the highest rate permitted by law, will be charged to the Pledgor and secured by the security interest granted under this Agreement.

               (d) Receive all amounts payable in respect to the Pledged Collateral otherwise payable to Pledgor; transfer all or any part of the Pledged Collateral into Pledgee's or GCC's name or the name of its nominee or nominees; and, vote all or any part of the Pledged Collateral (whether or not transferred into the name of Pledgee or GCC) and give all consents, waivers and ratifications in respect of all or any part of the Pledged Collateral and exercise all rights, options and privileges and otherwise act with respect to the Pledged Collateral as thought Pledgee were the owner thereof (Pledgor hereby irrevocably constituting Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so).

               (e) At any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral, or any interest therein, at public or private sale, without demand of performance, advertisement or notice of intention to sell, or of the time or place of sale, or adjournment thereof, or redeem or otherwise (all of which are hereby waived by

     Pledgor), for cash, on credit or for other property, for immediate for future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine, provided that notice of the time and place of any such sale shall be given to Pledgor in the manner provided in this Section 10.2 of this Agreement. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale under this Agreement, and all rights, if any, of marshaling the Pledged Collateral and any other security for any Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. Pledgee and GCC shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall Pledgee and GCC be under any obligation to take any action whatsoever with regard thereto.

          10.2 Notice of Sale.  Pledgee's notice of the time and place of public
               --------------
sale of the Pledged Collateral, or the time on or after which a private sale or other disposition of the Pledged Collateral will be made, is reasonable if given to Pledgor in the manner for giving notices under this Agreement at least five
(5) days before the public or private sale.

          10.3 Pledgor's Duties.  Pledgor must assemble all records relating to
               ----------------
the Pledged Collateral and make them available to Pledgee as Pledgee directs, and execute all documents and instruments on Pledgee's request that Pledgee considers necessary or advisable to exercise its rights under this Agreement.

     11.  Registration.  If at any time when Pledgee shall determine to exercise
          ------------
its right to sell all or any Securities, such Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, Pledgee may, in its sole discretion, sell any such Securities by private sale in such manner and under such circumstances as Pledgee reasonably may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that notice of the time and place of any such sale shall be given to Pledgor in the manner provided in Section 10.2 of this Agreement and that such sale shall be conducted in a commercially reasonable manner. Without limiting the generality of the foregoing, in any such event, Pledgee, in its sole discretion, may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Securities or part thereof shall have been filed under such Securities Act, may approach and negotiate with a single possible purchaser to effect such sale, and may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Securities or any part thereof. In the event of any such sale, Pledgee shall incur no responsibility or liability for selling all or any Securities at a price which Pledgee may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if such Securities were registered as aforesaid.

     12.  Termination.  When all Obligations have been irrevocably paid,
          -----------
performed and discharged in full, this Agreement shall terminate, and Pledgee, at the request and expense of Pledgor, promptly will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and, subject to satisfaction of all obligations of Pledgor pursuant to the Prior Pledge, will assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Pledged Collateral as may be in the possession of Pledgee or GCC as its bailee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

     13.  Other Provisions.
          ----------------

          13.1 Expenses.  The Pledgor agrees to pay all attorneys' fees and all
               --------
other costs and expenses which may be incurred by Pledgee in the enforcement or collection of this Agreement whether or not suit is filed.

          13.2 Interest.  All amounts required to be paid to Pledgee by the
               --------
Pledgor pursuant to the provisions of this Agreement shall bear interest from the date upon which such amounts are due to the date of payment thereof at the highest rate permitted by law. All payments of such amounts by the Pledgor shall include any such accrued interest.

          13.3 Governing Law.  The validity, construction and performance of
               -------------
this Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

          13.4 Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
and understanding between Pledgee and the Pledgor pertaining to the subject matter of this Agreement, and supersedes all prior agreements, understandings, negotiations, representations and discussions, whether verbal or written, of such parties, pertaining to that subject matter.

          13.5 Assignment; Binding Effect.  Neither this Agreement nor any
               --------------------------
rights or obligations under this Agreement may be assigned by the Pledgor without the prior written consent of Pledgee. Subject to the foregoing, the provisions of this Agreement shall bind and inure to the benefit of Pledgee and the Pledgor and their respective heirs, executors, personal representatives, successors and assigns.

          13.6 Notices.  Whenever Pledgee or the Pledgor desire or are required
               -------
to give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be given by personal service or mailed by Certified Mail, postage prepaid, return receipt requested, addressed as set forth in the first paragraph of this Agreement. Such communications sent shall be effectively given when they are received by the addressee thereof, but if sent by Certified Mail, they shall be effectively given three (3) days after being deposited in the United States Mail. Pledgee, GCC and the Pledgor may change their respective address for such communications by giving notice to the other in conformity with this Section.

          13.7 Amendment and Waiver.  This Agreement may not be amended,
               --------------------
modified or supplemented except by a writing duly executed by the Pledgor and a duly authorized officer of Pledgee. No provision of this Agreement or right of Pledgee under this Agreement can be waived except by a writing duly executed by a duly authorized officer of Pledgee. No waiver by Pledgee of a Default under this Agreement shall be construed as a waiver of any subsequent or different Default, and no forbearance by Pledgee to seek a remedy for any Default by Pledgor shall be construed as a waiver of any right or remedy with respect to such Default.

          13.8 Severability.  The invalidity or unenforceability of any
               ------------
particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provision were omitted.

          13.9 Further Action.  The Pledgor agrees to perform any further acts
               --------------
and to execute and deliver any other documents or instruments which may be necessary in the sole discretion of Pledgee to effect the provisions of this Agreement.

          13.10  Headings.  The Section and other headings contained in this
                 --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.11  Joint and Several.  If this Agreement is signed by more than
                 -----------------
one party as Pledgor, each and all of the agreements and obligations contained herein shall be deemed to be the joint and several agreements and obligations of each such party executing this Agreement as Pledgor.

                       [SIGNATURES ARE ON THE NEXT PAGE]

     IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the year and date first above written.


PLEDGEE:                                    PLEDGOR:

                                                    a California Corporation
                                            _______________________________
                                                   Salomeh Khaledi
By: _____________________________
    Richard J. Martin
    Executive Vice President,
    Finance and Administration, and         _______________________________
    Chief Financial Officer                        Khashayar Khaledi



By: _____________________________
    Robert M. Ling, Jr.
    Executive Vice President,
    General Counsel and Secretary



GCC:

Grocers Capital Company,
a California corporation



By:______________________________
   David A. Woodward,
   Vice President & CFO



By:______________________________
   Robert M. Ling, Jr.,
   Secretary

                                   EXHIBIT A
                                SECURITIES LIST

--------------------------------------------------------------------------------
Certificate      Date             Title         Number           Registered
                 ----             -----
    No.                                        of Shares           Owner
    ---                                        ---------           -----
--------------------------------------------------------------------------------

5             March 11, 1999  Common Stock       47.2          Salomeh Khaledi

--------------------------------------------------------------------------------
6             March 11, 1999  Common Stock       47.2          Khashayar Khaledi
--------------------------------------------------------------------------------
                              Total              94.4
--------------------------------------------------------------------------------